    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 22, 1998

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                                  CONOCO INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
              DELAWARE                               2911                              51-0370352
  (State or Other Jurisdiction of        (Primary Standard Industrial               (I.R.S. Employer
   Incorporation or Organization)        Classification Code Number)             Identification Number)
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                            600 NORTH DAIRY ASHFORD
                              HOUSTON, TEXAS 77079
                                 (281) 293-1000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                R. A. HARRINGTON
                       SENIOR VICE PRESIDENT, LEGAL, AND
                                GENERAL COUNSEL
                                  CONOCO INC.
                            600 NORTH DAIRY ASHFORD
                              HOUSTON, TEXAS 77079
                              TEL: (281) 293-1000
                              FAX: (281) 293-1440
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)

                                   Copies to:

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
      MATTHEW J. MALLOW, ESQ.               WALTER J. SMITH, ESQ.                 JOHN W. WHITE, ESQ.
     EILEEN NUGENT SIMON, ESQ.              BAKER & BOTTS, L.L.P.               CRAVATH, SWAINE & MOORE
       SKADDEN, ARPS, SLATE,                   ONE SHELL PLAZA                     825 EIGHTH AVENUE
         MEAGHER & FLOM LLP                     910 LOUISIANA                   NEW YORK, NEW YORK 10019
          919 THIRD AVENUE                   HOUSTON, TEXAS 77002                 TEL: (212) 474-1000
      NEW YORK, NEW YORK 10022               TEL: (713) 229-1234                  FAX: (212) 474-3700
        TEL: (212) 735-3000                  FAX: (713) 229-1522
        FAX: (212) 735-2000
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     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box: [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-60119

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]
                             ---------------------
                        CALCULATION OF REGISTRATION FEE

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                                                                     PROPOSED MAXIMUM                     AMOUNT OF
                    TITLE OF SECURITIES                             AGGREGATE OFFERING                  REGISTRATION
                      BEING REGISTERED                                   PRICE(1)                            FEE
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
Class A Common Stock, $.01 par value per share..............           $263,497,821                        $77,732
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Preferred Share Purchase Rights ("Rights")(2)...............                --                               --
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Total.......................................................           $263,497,821                        $77,732
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(1) Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(o) of the Securities Act.
(2) Rights initially will trade together with the Class A Common Stock. The value attributable to the Rights, if any, will be reflected in the market price of the Class A Common Stock.
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

     This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"), and includes the registration statement facing page, this page, the signature page, an exhibit index, and relevant consents. Pursuant to Rule 462(b), the contents of the registration statement on Form S-1 (File No. 333-60119) of Conoco Inc. are incorporated by reference into this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 22, 1998.

                                            CONOCO INC.

                                            By:   /s/ RICK A. HARRINGTON
                                              ----------------------------------
                                              Name: Rick A. Harrington
                                              Title: Senior Vice President,
                                                     Legal, and
                                                     General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 22, 1998.

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
                      SIGNATURE                                            TITLE
                      ---------                                            -----
                          *                            President, Chief Executive Officer and
-----------------------------------------------------    Director
                  Archie W. Dunham

                          *                            Senior Vice President, Finance, and Chief
-----------------------------------------------------    Financial Officer (Principal Financial
                  Robert W. Goldman                      Officer and Principal Accounting Officer)

                          *                            Chairman of the Board and Director
-----------------------------------------------------
                Edgar S. Woolard, Jr.

                          *                            Director
-----------------------------------------------------
                  Gary M. Pfeiffer

             *By: /s/ RICK A. HARRINGTON
  ------------------------------------------------
                 Rick A. Harrington
                  Attorney-in-Fact
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

                               INDEX TO EXHIBITS

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        EXHIBITS
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

           5.1           -- Opinion of Rick A. Harrington as to the legality of the securities being offered
          15.1           -- Awareness Letter of PricewaterhouseCoopers LLP
          23.1           -- Consent of PricewaterhouseCoopers LLP
          23.2           -- Consent of DeGolyer and MacNaughton
          23.3           -- Consent of Rick A. Harrington regarding legality opinion
                            (included in Exhibit 5.1)
          24.1           -- Powers of Attorney (Filed as Exhibit 24 to the
                            Registration Statement on Form S-1 of the Company (File
                            No. 333-60119) and incorporated herein by reference)
          99.1           -- Consent of Proposed Directors
          99.2           -- Consent of Solomon Associates
          99.3           -- Certificate re: Wire Transfer
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